Exhibit 99.1

BuzzFeed, Inc. Announces Closing Of Business Combination With 890 5th Avenue Partners, Inc. and Acquisition Of Complex Networks

Combined Company - Made Up Of BuzzFeed, BuzzFeed News, Complex Networks, HuffPost, and Tasty Brands - Is Now Known As BuzzFeed, Inc. And Will Begin Trading On Nasdaq As “BZFD” On Monday, December 6, 2021

New York, NY–December 3, 2021 – BuzzFeed, Inc. today announced the closing of its business combination with 890 5th Avenue Partners, Inc. (“890”), a special purpose acquisition company, and the completion of its acquisition of Complex Networks, a global youth entertainment company. The new company is now known as BuzzFeed, Inc., and its shares of Class A common stock and warrants are expected to commence trading on The Nasdaq Capital Market under the symbols “BZFD” and “BZFDW”, respectively, on Monday, December 6, 2021.

The previously announced $150.0 million convertible notes offering closed concurrently with the business combination.

About BuzzFeed, Inc.

BuzzFeed, Inc. is home to the best of the Internet. Across food, news, pop culture and commerce, our brands drive conversation and inspire what audiences watch, read, buy, and obsess over next. Born on the Internet in 2006, BuzzFeed, Inc. is committed to making it better: providing trusted, quality, brand-safe news and entertainment to hundreds of millions of people; making content on the Internet more inclusive, empathetic, and creative; and inspiring our audience to live better lives. We'll continue to recruit the best founders and creators to join us in this mission, with more additions like Complex Networks and HuffPost to come.

About Complex Networks

Complex Networks - now part of BuzzFeed, Inc. - is a global youth entertainment network spanning major pop culture categories including streetwear and style, food, music, sneakers and sports. Complex Networks is diversified around three pillars: advertising, e-commerce, and content where it creates and distributes original programming for Gen Z and Millennial audiences through premium distributors such as Netflix, Hulu, Turner, Corus, Facebook, Snap, YouTube, Roku and more. Additionally, Complex Networks generates revenue through a number of core business lines, including branded content and advertising, licensing, events, e-commerce, and agency consulting services.

Forward Looking Statements

This communication contains certain forward-looking statements within the meaning of the federal securities laws, including including statements regarding BuzzFeed, Inc.’s business strategy, plans and objectives of management for future operations, including as they relate to the anticipated effects of the business combination and the listing of BuzzFeed, Inc.’s shares on The Nasdaq Capital Market. These forward-looking statements generally are identified by the words “believe,” “project,” “expect,” “anticipate,” “estimate,” “intend,” “strategy,” “future,” “opportunity,” “plan,” “may,” “should,” “will,” “would,” “will be,” “will continue,” “will likely result,” and similar expressions. Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties. Many factors could cause actual future events to differ materially from the forward-looking statements in this communication. You should carefully consider the risks and uncertainties described in the “Risk Factors” section of the proxy statement/prospectus filed by 890 with the Securities and Exchange Commission ("SEC") on November 12, 2021, as supplemented and amended, and other documents filed by BuzzFeed, Inc. from time to time with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and BuzzFeed, Inc. assumes no obligation and does not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise. BuzzFeed, Inc. gives no assurance that it will achieve its expectations.

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Contacts

Media Contacts

Carole Robinson, BuzzFeed: carole.robinson@buzzfeed.com

Investor Relations

Amita Tomkoria, BuzzFeed: investors@buzzfeed.com